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                                                                  Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 29, 1994, except Note 8 as to which the date is June 28, 1995 in the Registration Statement (Amendment No. 1 to Form S-3
No. 33-60873) and related Prospectus of Somatix Therapy Corporation for the registration of 2,476,500 shares of its common stock.


                                                             ERNST & YOUNG LLP

San Francisco, California
July 17, 1995